United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 24, 2025

Date of Report (Date of earliest event reported)

A SPAC III Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42401	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun’s Group Center, 29th Floor, 200 Gloucester Road, Wan Chai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 95833199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, and one right to receive one-tenth of one Class A ordinary share	ASPCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ASPC	The Nasdaq Stock Market LLC
Rights included as part of the units	ASPCR	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into Material Definitive Agreement.

On January 24, 2025, A SPAC III Acquisition Corp. (the “Company” or the “Parent”) announced that it executed an Agreement with Bioserica International Limited (“Bioserica”) as further described below (the “Agreement”). Bioserica is in the business of researching and developing, manufacturing, marketing and sales of bio-based antimicrobial materials. The Agreement is intended to express a mutual indication of interest and remains subject, in all respect, to the execution of definitive agreements (“Definitive Agreements”).

The Agreement provides the following terms, which are subject to the execution of Definitive Agreements in all respects:

Reincorporation Merger

Upon the closing of the transactions contemplated in the Agreement, the Parent will be merged with and into a to-be-formed British Virgin Islands business company formed for the sole purpose of this transaction (the “Purchaser”), the separate corporate existence of the Parent will cease and Purchaser will continue as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger, each of the Parent’s issued and outstanding shares will be converted into an equivalent share of Purchaser:

●	Immediately prior to the Reincorporation Effective Time, each Parent’s unit shall be separated automatically into its constituent securities (e.g. One Parent Unit into one Parent Class A Ordinary share and one-tenth (1/10) of one Parent Class A ordinary Share), as applicable;

●	Each Parent’s Ordinary Share will be converted automatically into one corresponding share of Purchaser’s Class A Ordinary Share;

●	Each Parent Right shall be converted automatically into one-tenth (1/10) of one Parent Class A Ordinary Share, which shall be converted automatically into Purchaser Class A Ordinary Share at the Reincorporation Effective Time, in accordance with the terms thereof;

●	At the Reincorporation Effective Time, every issued and outstanding Purchaser Ordinary Share immediately prior to the Reincorporation Effective Time shall cease to be issued and shall be automatically cancelled and retired and shall cease to exist.

Acquisition Merger and Acquisition Consideration

On the closing of the Acquisition Merger (as defined below) (the “Closing Date”), following the Reincorporation Merger, a to-be-formed wholly owned subsidiary of the Purchaser (the “Merger Sub”) will merge with and into Bioserica (the “Acquisition Merger”). Following the Acquisition Merger, the separate corporate existence of Merger Sub shall cease, and Bioserica shall continue as the surviving company in the Acquisition Merger (the “Surviving Corporation”) under the BVI Act.

The aggregate consideration to be paid to existing shareholders and holders of equity awards of Bioserica is $200,000,000, which will be paid entirely in stock, comprised of newly issued ordinary shares of the Purchaser at a price of $10.00 per share, or equity awards with respect to such ordinary shares of the Purchaser. Upon the effectiveness of the Acquisition Merger, all issued and outstanding ordinary shares of Bioserica will be cancelled and automatically converted into the right to receive, without interest, the applicable portion of the ordinary shares of the Purchaser.

Conduct Prior to Closing; Covenants Pending Closing

Each of Bioserica and Parent has agreed to, and cause its subsidiaries to, operate its respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Agreement also contains covenants providing for:

●	The Parent, Purchaser and Merger Sub (collectively, “Purchaser Parties”) and Bioserica providing access to their books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	Each party promptly notifying the other party of certain events;

●	SEC filings and cooperation in making certain filings with the SEC;

●	Bioserica delivering its financial statements;

●	Disbursement of funds in the trust account;

●	Directors’ and officers’ indemnification and insurance;

●	No trading of any securities of the Parent; and

●	The formation of the Purchaser and Merger Sub and the signing of a joinder agreement.

Covenants

Bioserica makes covenants relating to, among other things: (a) reporting of taxes and compliance with laws; (b) reasonable best efforts to keep current and timely file by the CSRC; (c) annual and interim financial statements; (d) obtaining required shareholder approval within five business days of registration statement effectiveness; and (e) preparation of a purchaser incentive plan prior to the preliminary proxy statement/registration statement filing.

Each party further makes covenants relating to, among other things: (a) tax matters; (b) settlement and reimbursement of expenses; (c) compliance with SPAC agreements; (d) filing with the SEC a registration statement; (e) confidentiality; and (f) not to pursue any legal claims against the other party or any of their respective current or prior advisor, director, shareholder or officer.

General Conditions to Closing

Consummation of the transactions contemplated by the Agreement will be conditioned on, among other things, (i) no provisions of any applicable law, and no order shall prohibit or prevent the consummation of the closing; (ii) there shall not be any action brought by a third party that is not an affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) the Reincorporation Merger shall have been consummated and the applicable certificates and the Reincorporation Articles of Merger shall have been filed in the appropriate jurisdictions; (iv) the SEC shall have declared the registration statement effective, and no stop order suspending the effectiveness of the registration statement or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn; (v) all applicable waiting periods, if any, (and any extension thereof) under any applicable anti-trust Laws shall have expired or been terminated; (vi) the required Parent shareholder approval having been obtained; and (vii) the Definitive Agreements, the plan of merger and the transactions contemplated hereby and thereby, shall have been duly authorized and approved respectively by the shareholders of Bioserica.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, will be conditioned upon each of the following, among other things:

●	Bioserica shall have duly performed all of the obligations required to be performed by it at or prior to the Closing Date in all material respects;

●	The representations and warranties of Bioserica being true on and as of the date of the Agreement and closing date of the transactions except would not be expected to have a material adverse effect;

●	There having been no material adverse effect to Bioserica;

●	Bioserica having obtained all necessary consents, and no such consent shall have been revoked;

●	The Purchaser Parties receiving a certificate signed by the Chief Executive Officer and Chief Financial Officer of Bioserica.

●	The Purchaser Parties receiving a copy of the memorandum and articles of association of Bioserica as in effect as of the Closing Date, a copy of the certificate of incorporation of Bioserica, copies of Bioserica’s resolutions authorizing the Agreement and the transactions contemplated hereby, and a recent certificate of good standing regarding Bioserica from the jurisdiction in which Bioserica is incorporated;

●	The Purchaser Parties receiving copies of all government approvals, if any;

●	Bioserica’s key personnel having executed the employment agreements;

●	The Purchaser Parties receiving a Company Disclosure Schedule updated (if applicable) as of the Closing Date;

●	The Purchaser Parties receiving a copy of each of the additional agreements to which Bioserica is a party duly executed by Bioserica;

●	The Purchaser Parties receiving a copy of each of the additional agreements, duly executed by all parties thereto, other than Parent, Purchaser or Bioserica; and

●	Bioserica shall have completed the CSRC filing, and the Purchaser Parties receiving CSRC filing certificates, filing receipts or other documents and materials issued by the CSRC evidencing the completion of the CSRC filing;

Bioserica’s Conditions to Closing

The obligations of Bioserica to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, will be conditioned upon each of the following, among other things:

●	Purchaser Parties shall have duly performed all of their obligations hereunder required to be performed by them at or prior to the Closing Date in all material respects;

●	The representations and warranties of Purchaser Parties being true on and as of the date of the Agreement and closing date of the transactions except as would not be expected to have a material adverse effective;

●	There having been no material adverse effect to Purchaser Parties.

●	Bioserica receiving a certificate signed by an authorized officer of Purchaser Parties;

●	Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act;

●	Purchaser Parties executing and delivering to Bioserica each additional agreement to which any of them is a party;

●	The Parent shares redemptions shall have been completed;

●	The directors designated by Bioserica shall have been appointed to the board of directors of the Parent, effective as of the Closing; and

●	The Purchaser Class A Ordinary Shares to be issued in connection with the Closing shall be conditionally approved for listing upon the Closing on Nasdaq, subject only to official notice of issuance thereof.

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to Bioserica’s stockholders, by:

●	the Purchaser Parties, if the relevant audited financial statements have not been delivered by May 31, 2025;

●	Mutual agreement of Purchaser Parties and Bioserica at anytime prior to the Closing Date.

A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety, by such document.

Additional Information and Where to Find It

If Definitive Agreements with respect to a proposed business combination are executed, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 or Form S-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to the Company’s shareholders as of a record date to be established for voting on the Potential Business Combination.

This report may be deemed to be offering or solicitation material in respect of the Potential Business Combination, which will be submitted to the shareholders of the Company for their consideration. Investors and security holders of the Company are advised to read, when available, the preliminary and definitive Proxy Statement/Prospectus, as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the Potential Business Combination, because these documents contain or will contain important information about the Company and the Potential Business Combination. Shareholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Potential Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Potential Business Combination will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this Current Report are forward-looking statements. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated memorandum and articles of association; performance of the potential target company’s business; the risk that the approval of the shareholders of the Company for the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination, including as a result of a delay in consummating the Potential Business Combination; the level of redemptions made by the Company’s shareholders and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Agreement dated January 24, 2025 by and among A SPAC III Acquisition Corp. and BIOSERICA INTERNATIONAL LIMITED.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A SPAC III ACQUISITION CORP.

Dated: January 27, 2025	By:	/s/ Claudius Tsang
		Name:	Claudius Tsang
		Title:	Chief Executive Officer and Chief Financial Officer